UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported): July 5, 2005 (June 28, 2005)

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-12108                87-0444770
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

                              GulfWest Energy Inc.
          (Former Name or Former Address, if Changed Since Last Report)
 -----------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

================================================================================


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

Item 1.01         Entry into a Material Definitive Agreement.

              See Item 8.01 of this Current Report on Form 8-K with respect to the Agreement and Plan of Merger between GulfWest Energy Inc., a Texas corporation ("GulfWest"), and the Registrant, formerly GulfWest's wholly-owned subsidiary, Crimson Exploration Inc., a Delaware corporation ("Crimson").

Item 8.01         Other Events.

              On June 29, 2005, GulfWest merged with and into Crimson for the purpose of changing GulfWest's state of incorporation from Texas to Delaware (the "Reincorporation"). The Reincorporation was accomplished pursuant to an Agreement and Plan of Merger, dated June 28, 2005, which was approved by GulfWest's shareholders at the 2005 Annual Shareholders' Meeting held June 1, 2005, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. As a result of the Reincorporation, each share of GulfWest common stock was converted into one corresponding and substantially identical share of Crimson common stock, and each share of each series of GulfWest preferred stock was converted into one corresponding and substantially identical share of such series of Crimson preferred stock. All outstanding options, warrants and other rights outstanding at the time of the Reincorporation entitled to receive upon exercise or conversion shares of GulfWest common stock now represent the right to receive an identical number of shares of Crimson common stock. Each certificate representing shares of capital stock of GulfWest now represents the same number and kind of shares of capital stock of Crimson. Crimson common stock initially traded on the Over-the-Counter Bulletin Board under GulfWest's symbol, "GULF," but began trading under the symbol "CXPI" on July 1, 2005. Crimson issued a press release regarding the Reincorporation on June 30, 2005, which is attached as Exhibit 99.1 and incorporated herein by reference.

              Pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the common stock of Crimson, par value $0.001 per share ("Common Stock"), is deemed to be registered under Section 12(g) of the Exchange Act.

              Crimson's currently effective certificate of incorporation (including certificates of designation, preferences and rights of Crimson's preferred stock), bylaws and form of stock certificate for the Common Stock are attached hereto as Exhibits 3.1-3.6, 3.7 and 3.8, respectively.


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




Item 9.01         Financial Statements and Exhibits.


              Exhibits

------------------------------------------------------------ ---------------------------------------------------------
                      Exhibit Number                                               Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.1                                                  Agreement and Plan of Merger, dated June 28, 2005, between the
                                                             Registrant and GulfWest Energy Inc.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.2                                                  Certificate of Incorporation of the Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.3                                                  Certificate of  Designation,  Preferences  and Rights of
                                                             the Series D Preferred Stock of the Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.4                                                  Certificate of  Designation,  Preferences  and Rights of
                                                             the Cumulative  Convertible  Preferred Stock,  Series E,
                                                             of the Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.5                                                  Certificate of  Designation,  Preferences  and Rights of
                                                             the  Series  G  Convertible   Preferred   Stock  of  the
                                                             Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.6                                                  Certificate of  Designation,  Preferences  and Rights of
                                                             the  Series  H  Convertible   Preferred   Stock  of  the
                                                             Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.7                                                  Bylaws of the Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.8                                                  Form of Common Stock certificate.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 99.1                                                 Press Release dated June 30, 2005
------------------------------------------------------------ ---------------------------------------------------------


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRIMSON EXPLORATION INC.

Date:    July 5, 2005                   /s/_Allan D. Keel
                                        --------------------------------------
                                        Allan D. Keel
                                        President and Chief Executive Officer


                                  Exhibit Index
------------------------------------------------------------ ---------------------------------------------------------
                      Exhibit Number                                               Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.1                                                  Agreement and Plan of Merger, dated June 28, 2005, between the
                                                             Registrant and GulfWest Energy Inc.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.2                                                  Certificate of Incorporation of the Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.3                                                  Certificate of  Designation,  Preferences  and Rights of
                                                             the Series D Preferred Stock of the Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.4                                                  Certificate of  Designation,  Preferences  and Rights of
                                                             the Cumulative  Convertible  Preferred Stock,  Series E,
                                                             of the Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.5                                                  Certificate of  Designation,  Preferences  and Rights of
                                                             the  Series  G  Convertible   Preferred   Stock  of  the
                                                             Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.6                                                  Certificate of  Designation,  Preferences  and Rights of
                                                             the  Series  H  Convertible   Preferred   Stock  of  the
                                                             Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.7                                                  Bylaws of the Registrant.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.8                                                  Form of Common Stock certificate.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 99.1                                                 Press Release dated June 30, 2005
------------------------------------------------------------ ---------------------------------------------------------


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